Exhibit 10.26

SECOND AMENDMENT TO THE
SCI 401(K) RETIREMENT SAVINGS PLAN
(AS AMENDED AND RESTATED JANUARY 14, 2004)

     WHEREAS, Service Corporation International (the “Company”) previously adopted and maintains the SCI 401(k) Retirement Savings Plan, as amended and restated effective January 14, 2004 (the “Plan”); and

     WHEREAS, the Company reserved the right to amend the Plan at any time; and

     WHEREAS, the Plan Administrator executed an amended and restated adoption agreement and basic plan document on January 14, 2004; and

     WHEREAS, the Plan was amended by the “First Amendment” dated October 22, 2004; and

     WHEREAS, Company now desires to further amend the Plan as set forth below;

     NOW, THEREFORE, the Plan shall be and hereby is amended as follows:

     1. Section 4.0 of Addendum B to the Plan shall be amended to read as follows:

     “All Company Matching Contributions and other contributions made by the Employer other than Elective Deferrals may be made in either cash or Company Stock as determined in the sole discretion of the Employer. The Applicable Fiduciary shall cause all Company Matching Contributions made in cash to be used to purchase Company Stock and such Company Stock shall be allocated to Participant’s Accounts according to the relevant allocation provisions of the Plan applicable to such contributions. With respect to Company Matching Contributions or other contributions made by the Employer in Company Stock, the Applicable Fiduciary shall determine the price assigned to and the number of shares necessary to satisfy the amount of such contribution (based on the closing price of such shares on a national securities exchange as of the day immediately prior to such determination and such other factors as the Applicable Fiduciary may in its discretion deem appropriate) and shall provide notice to the Employer on the date of such determination of the number of shares required to be contributed. The Employer shall contribute such shares through original issuance of shares, purchase from treasury shares, purchase through a national securities exchange, or pursuant to other arrangements mutually agreed upon by the Employer and the Applicable Fiduciary. Shares of Company Stock contributed by the Employer, or purchased by the Applicable Fiduciary upon contribution by the Employer of cash shall be held in the Company Stock Fund and shall be subject to all relevant provisions of the Plan and this Addendum B.”

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     Except as modified herein, the Plan is in all other respects, specifically ratified and affirmed.

     IN WITNESS WHEREOF, the Company has executed this Second Amendment this 8th day of Dec., 2004.

SERVICE CORPORATION INTERNATIONAL

By:	/s/ Helen Dugand
Helen Dugand,
Vice-President of SCI Funeral & Cemetery Purchasing & Cooperative Inc.

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THIRD AMENDMENT TO THE
SCI 401(K) RETIREMENT SAVINGS PLAN
(AS AMENDED AND RESTATED JANUARY 14, 2004)

     WHEREAS, Service Corporation International (the “Company”) previously adopted and maintains the SCI 401(k) Retirement Savings Plan, as amended and restated effective January 14, 2004 (the “Plan”); and

     WHEREAS, the Company reserved the right to amend the Plan at any time; and

     WHEREAS, the Plan Administrator executed an amended and restated adoption agreement and basic plan document on January 14, 2004; and

     WHEREAS, the Plan has been amended by the “First Amendment” dated October 22, 2004 and the “Second Amendment” dated December 8, 2004; and

     WHEREAS, the Company now desires to further amend the Plan as set forth below;

     NOW, THEREFORE, the Plan shall be and hereby is amended as follows:

1.	Section 4.0 of Addendum B to the Plan shall be amended effective as of April 1, 2005 to read as follows:

     “All Company Matching Contributions and other contributions made by the Employer other than Elective Deferrals may be made in either cash or Company Stock as determined in the sole discretion of the Employer. The Applicable Fiduciary shall cause all Company Matching Contributions made in cash to be allocated to Participant’s Accounts according to the relevant allocation provisions of the Plan applicable to such contributions and invested pursuant to the Participant’s investment directions. With respect to Company Matching Contributions or other contributions made by the Employer in Company Stock, the Applicable Fiduciary shall determine the price assigned to and the number of shares necessary to satisfy the amount of such contribution (based on the closing price of such shares on a national securities exchange as of the day immediately prior to such determination and such other factors as the Applicable Fiduciary may in its discretion deem appropriate) and shall provide notice to the Employer on the date of such determination of the number of shares required to be contributed. The Employer shall contribute such shares through original issuance of shares, purchase from treasury shares, purchase through a national securities exchange, or pursuant to other arrangements mutually agreed upon by the Employer and the Applicable Fiduciary. Shares of Company Stock contributed by the Employer shall be held in the Company Stock Fund and shall be subject to all relevant provisions of the Plan and this Addendum B.”

2.	The following shall be added as Addendum F to the Plan effective for distributions made on or after March 28, 2005:

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“ADDENDUM F

     In the event of a mandatory distribution greater than $1,000 in accordance with the provisions of Section 6.4(a) or Section 6.6(f) of the Plan, if the Participant does not elect to have such distribution paid directly to an eligible retirement plan specified by the Participant in a direct rollover or to receive the distribution directly in accordance with Section 6.4(a) or Section 6.6(f), then the Plan Administrator will pay the distribution in a direct rollover to an individual retirement plan designed by the Plan Administrator.”

3.	Section 5 of Addendum E shall be amended effective as of January 1, 2005 to add the following:

“A Participant who is contributing the maximum of 50% of Compensation as Elective Deferrals may elect to make Catch-up contributions simultaneously with such Elective Deferrals; provided, however, that the combined Catch-up contributions and Elective Deferrals may not exceed not exceed ninety (90%) of Compensation in any payroll period.”

Except as modified herein, the Plan is in all other respects, specifically ratified and affirmed.

IN WITNESS WHEREOF, the Company has executed this Third Amendment this 25th day of February, 2005.

SERVICE CORPORATION INTERNATIONAL
By:	/s/ Helen Dugand
Helen Dugand,
Vice-President of SCI Funeral & Cemetery Purchasing & Cooperative Inc.

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